UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date earliest event reported): September 28, 2006
SLM Private Credit Student Loan Trust 2006-C
(Exact name of issuer as specified in its charter)

DELAWARE	333-132315 333-132315-09	57-1176559
(State or other jurisdiction	(Commission File Numbers)	(I.R.S. employer
of formation)		Identification No.)
c/o Chase Bank USA, National Association
Christiana Center / OPS4
500 Stanton Christiana Road
Newark, Delaware 19713
(Address of issuer’s principal executive offices)
Issuer’s telephone number including area code: (703) 984-6419
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below);
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Exhibit Index appears on page 5

ITEM 1.01 Entry into a Material Definitive Agreement.
     Closing of SLM Private Credit Student Loan Trust 2006-C.
     Effective as of June 23, 2006, SLM Funding LLC (“SLM Funding”) and Chase Bank USA, National Association, not in its individual capacity but solely as trustee (the “Trustee”), executed and delivered the Trust Agreement dated as of June 23, 2006, pursuant to which the SLM Private Credit Student Loan Trust 2006-C (the “Trust”) was formed. This Trust Agreement was amended and restated as of September 28, 2006.
     On September 1, 2006, SLM Funding, SLM Education Credit Finance Corporation (“ECFC”), and SLM Corporation, on the one hand, and Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated on behalf of the Underwriters (the “Underwriters”), on the other, executed and delivered the Underwriting Agreement and the Pricing Agreement relating to the Student Loan-Backed Notes to be issued by the Trust.
     On September 20, SLM Funding, the Trustee and The Bank of New York, not in its individual capacity but solely as indenture trustee (the “Indenture Trustee”), executed and delivered the Amended and Restated Trust Agreement dated as of September 20, 2006.
     In connection with the foregoing, the following agreements were executed and delivered by the respective parties thereto: (a) the Purchase Agreement, dated as of September 28, 2006, by and among SLM Funding, Chase Bank USA, National Association, not in its individual capacity but solely as interim trustee for SLM Funding (the “SLM Funding Interim Trustee”) and ECFC; (b) the Purchase Agreement, dated as of September 28, 2006, by and among VG Funding (“VG Funding”), Chase Bank USA, National Association, not in its individual capacity but solely as interim trustee for VG Funding (the “VG Funding Interim Trustee”), SLM Funding and the SLM Funding Interim Trustee; (c) the Interim Trust Agreement, dated as of September 1, 2006, by and between SLM Funding and the SLM Funding Interim Trustee; (d) the Interim Trust Agreement, dated as of September 1, 2006, by and between VG Funding and the VG Funding Interim Trustee; (e) the Indenture, dated as of September 1, 2006, by and among the Trust, the Trustee and the Indenture Trustee; (f) the Sale Agreement, dated as of September 28, 2006, by and among the Trust, the Trustee, SLM Funding and the SLM Funding Interim Trustee; (g) the Administration Agreement, dated as of September 28, 2006, by and among the Trust, Sallie Mae, Inc., in its capacity as administrator (the “Administrator”), the Trustee, Sallie Mae, Inc., in its capacity as the servicer (the “Servicer”), SLM Funding and the Indenture Trustee; (h) the Servicing Agreement, dated as of September 28, 2006, by and among the Servicer, the Administrator, the Trust, the Trustee and the Indenture Trustee and (i) the ISDA Master Agreement, the Schedule to the ISDA Master Agreement, the Credit Support Annex to the Schedule to the ISDA Master Agreement, the Disclosure Agreement, the monthly reset Swap Confirmations, the quarterly reset Swap Confirmation and the annual reset Swap Confirmation, all between the Trust and Merrill Lynch Capital Services, Inc., New York Branch, and all dated September 28, 2006.
     On September 28, 2006, the Trust issued $1,199,439,000 of its Student Loan-Backed Notes.
Item 2.01 Completion of Acquisition or Disposition of Assets.
     The Trust used the net proceeds of these notes to purchase approximately $1,090,864,597 of student loans.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits
1.1	Underwriting Agreement relating to the Student Loan-Backed Notes, dated September 1, 2006, by and among SLM Funding, ECFC, SLM Corporation and the Underwriters.

1.2	Pricing Agreement relating to the Student Loan-Backed Notes, dated September 1, 2006, by and among SLM Funding, ECFC, SLM Corporation and the Underwriters.

4.1	Amended and Restated Trust Agreement, dated as of September 28, 2006, by and among SLM Funding, the Trustee and the Indenture Trustee.

4.2	SLM Funding Interim Trust Agreement, dated as of September 1, 2006, by and between SLM Funding and the SLM Funding Interim Trustee.

4.3	VG Funding Interim Trust Agreement, dated as of September 1, 2006, by and between VG Funding, LLC and the VG Funding Interim Trustee.

4.4	Indenture, dated as of September 1, 2006, by and among the Trust, the Trustee and the Indenture Trustee.

5.1	Opinion of Richards, Layton & Finger, P.A. dated September 28, 2006 with respect to due authorization, enforceability and legality of the Notes.

99.1	Purchase Agreement, dated as of September 28, 2006, by and among SLM Funding, the SLM Funding Interim Trustee and ECFC.

99.2	Purchase Agreement, dated as of September 28, 2006, by and among VG Funding, LLC, the VG Funding Interim Trustee, SLM Funding and the SLM Funding Interim Trustee.

99.3	Sale Agreement, dated as of September 28, 2006, by and among SLM Funding, the SLM Funding Interim Trustee, the Trustee and the Trust.

99.4	Administration Agreement, dated as of September 28, 2006, by and among the Trust, the Administrator, SLM Funding, the Trustee, the Servicer and the Indenture Trustee.

99.5	Servicing Agreement, dated as of September 28, 2006, by and among the Servicer, the Administrator, the Trust, the Trustee and the Indenture Trustee.

99.6	ISDA Master Agreement, Schedule to the ISDA Master Agreement, Credit Support Annex to the Schedule to the ISDA Master Agreement, Disclosure Agreement, monthly reset Swap Confirmations, quarterly reset Swap Confirmation and annual reset Swap Confirmation, all dated September 28, 2006, between the Trust and Merrill Lynch Capital Services, Inc., New York Branch.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the issuing entity has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 2, 2006	SLM PRIVATE CREDIT STUDENT LOAN TRUST 2006-C

	By:	SLM FUNDING LLC

	By:	/s/ MARK L. HELEEN Name: Mark L. Heleen
Title: VICE PRESIDENT

INDEX TO EXHIBITS
Exhibit No.	Description

1.1	Underwriting Agreement relating to the Student Loan-Backed Notes, dated September 1, 2006, by and among SLM Funding, ECFC, SLM Corporation and the Underwriters.

1.2	Pricing Agreement relating to the Student Loan-Backed Notes, dated September 1, 2006, by and among SLM Funding, ECFC, SLM Corporation and the Underwriters.

4.1	Amended and Restated Trust Agreement, dated as of September 28, 2006, by and among SLM Funding, the Trustee and the Indenture Trustee.

4.2	SLM Funding Interim Trust Agreement, dated as of September 1, 2006, by and between SLM Funding and the SLM Funding Interim Trustee.

4.3	VG Funding Interim Trust Agreement, dated as of September 1, 2006, by and between VG Funding, LLC and the VG Funding Interim Trustee.

4.4	Indenture, dated as of September 1, 2006, by and among the Trust, the Trustee and the Indenture Trustee.

5.1	Opinion of Richards, Layton & Finger, P.A. dated September 28, 2006 with respect to due authorization, enforceability and legality of the Notes.

99.1	Purchase Agreement, dated as of September 28, 2006, by and among SLM Funding, the SLM Funding Interim Trustee and ECFC.

99.2	Purchase Agreement, dated as of September 28, 2006, by and among VG Funding, LLC, the VG Funding Interim Trustee, SLM Funding and the SLM Funding Interim Trustee.

99.3	Sale Agreement, dated as of September 28, 2006, by and among SLM Funding, the SLM Funding Interim Trustee, the Trustee and the Trust.

99.4	Administration Agreement, dated as of September 28, 2006, by and among the Trust, the Administrator, SLM Funding, the Trustee, the Servicer and the Indenture Trustee.

99.5	Servicing Agreement, dated as of September 28, 2006, by and among the Servicer, the Administrator, the Trust, the Trustee and the Indenture Trustee.

99.6	ISDA Master Agreement, Schedule to the ISDA Master Agreement, Credit Support Annex to the Schedule to the ISDA Master Agreement, Disclosure Agreement, monthly reset Swap Confirmations, quarterly reset Swap Confirmation and annual reset Swap Confirmation, all dated September 28, 2006, between the Trust and Merrill Lynch Capital Services, Inc., New York Branch.

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